UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2016

City Office REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36409	98-1141883
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1075 West Georgia Street, Suite 2600,
Vancouver, British Columbia,	V6E 3C9
(Address of principal executive offices)	(Zip Code)

(604) 806-3366

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

City Office REIT, Inc. (the “Company”) previously disclosed entry by the Company and a subsidiary (“Buyer Sub”) into a Stock Purchase Agreement (“Stock Purchase Agreement”), dated as of November 2, 2015, with certain stockholders of City Office Real Estate Management Inc. (the “Advisor”), the external advisor to the Company under an Advisory Agreement dated April 21, 2014 among the Advisor, the Company and City Office REIT Operating Partnership, L.P., the Company’s operating partnership (the “Advisory Agreement”), and two personal holding companies that owned stock of the Advisor. Simultaneously with the closing under the Stock Purchase Agreement on February 1, 2016, Buyer Sub entered into an Administrative Services Agreement (the “Administrative Services Agreement”) with entities that manage real estate investment funds affiliated with Second City Capital II Corporation and Second City Real Estate II Corporation (the “Second City funds”), affiliates of which were sellers under the Stock Purchase Agreement. The transactions contemplated by the Stock Purchase Agreement, which were consummated on February 1, 2016, are referred to collectively herein as the “Internalization.”

James Farrar, the Company’s Chief Executive Officer, Gregory Tylee, the Company’s President and Chief Operating Officer, and one of the Company’s directors, Samuel Belzberg, are officers of the general partners of the Second City funds and own equity interests in the Second City funds. The Administrative Services Agreement has a three year term and pursuant to the agreement, Buyer Sub will provide various administrative services and support to the entities managing the Second City funds as set forth in the Administrative Services Agreement. Second City will make annual payments to Buyer Sub for these services under the Administrative Services Agreement as follows: first 12 months—$1.5 million, second 12 months—$1.125 million and third 12 months—$ 0.625 million, for a total of $3.25 million over the three-year term. In addition, following the expiration of the three year term of the Administrative Services Agreement, the Company agreed to make Messrs. Farrar and Tylee available to assist the Second City funds with respect to certain matters. The foregoing description of the Administrative Services Agreement is not complete. Reference is made to the Administrative Services Agreement filed as Exhibit 10.1 to this Form 8-K.

In connection with the Internalization, on February 1, 2016, the Company, its operating partnership and the Advisor entered into an amendment to the Advisory Agreement in order to terminate certain provisions thereof. The foregoing description of the amendment to the Advisory Agreement is not complete. Reference is made to the amendment to the Advisory Agreement filed as Exhibit 10.2 to this Form 8-K.

Item 1.02.	Termination of a Material Definitive Agreement.

Also in connection with the Internalization, on February 1, 2016, the Advisor and an affiliate of one of the Second City Funds entered into a Termination and Mutual Release Agreement with respect to that certain Administration Agreement, dated as of April 21, 2014, entered into by the Advisor and such affiliate of one of the Second City Funds (the “Termination”) at the time of the Company’s initial public offering in April 2014. There were no termination penalties incurred by the Company as a result of the termination. The foregoing descriptions of the Termination is not complete. Reference is made to the Termination filed as Exhibit 10.3 to this Form 8-K.

Item 3.02	Unregistered Sales of Equity Securities.

As consideration for the Company’s direct and indirect acquisition of the all of the outstanding capital stock of the Advisor in the Internalization, pursuant to the terms of the Stock Purchase Agreement upon closing of the Internalization, the Company issued 297,321 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), to the sellers identified in the Stock Purchase Agreement—the Company’s three executive officers and Samuel Belzberg, a director of the Company. The Common Stock was issued pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

Pursuant to the completion of the Internalization, on February 1, 2016 the Company, through a wholly-owned subsidiary, entered into an employment agreement (collectively, the “Employment Agreements”) with each of James Farrar, the Company’s Chief Executive Officer, Greg Tylee, the Company’s President and Chief Operating Officer, and Anthony Maretic, the Company’s Chief Financial Officer, Secretary and Treasurer.

The Compensation Committee of the Company’s board of directors (the “Compensation Committee”) approved the terms of the Employment Agreements. The Employment Agreements are effective as of February 1, 2016 and are effective until terminated. Pursuant to the terms of the employment agreements, Messrs. Farrar and Tylee each will be paid an initial annual base salary of $295,000 and Mr. Maretic will be paid an initial annual base salary of $160,000. In addition, each of Messrs. Farrar, Tylee and Maretic will be eligible to receive an annual bonus based on the achievement of performance goals that are established by the Company’s board of directors or the Compensation Committee. The executives will also continue to be eligible to participate in the Company’s equity incentive plan pursuant to which they may be entitled to receive restricted stock units, options or other equity awards as determined by the Compensation Committee. The foregoing description of the Employment Agreements is not complete. Reference is made to the respective Employment Agreements filed as Exhibits 10.4, 10.5 and 10.6 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Administrative Services Agreement, dated February 1, 2016, by and among City Office Management Ltd., Second City Capital II Corporation and Second City Real Estate II Corporation

10.2	Third Amendment to Advisory Agreement, dated February 1, 2016, by and among City Office REIT, Inc., City Office REIT Operating Partnership, L.P. and City Office Real Estate Management, Inc.

10.3	Termination and Mutual Release Agreement, dated February 1, 2016, by and between City Office Real Estate Management Inc. and Second City Capital II Corporation

10.4	Executive Employment Agreement, dated February 1, 2016, by and between City Office Management Ltd. and Anthony Maretic

10.5	Executive Employment Agreement, dated February 1, 2016, by and between City Office Management Ltd. and Gregory Tylee

10.6	Executive Employment Agreement, dated February 1, 2016, by and between City Office Management Ltd. and James Farrar

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITY OFFICE REIT, INC.

Date: February 5, 2016	By:	/s/ James Farrar
	Name:	James Farrar
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Administrative Services Agreement, dated February 1, 2016, by and among City Office Management Ltd., Second City Capital II Corporation and Second City Real Estate II Corporation

10.2	Third Amendment to Advisory Agreement, dated February 1, 2016, by and among City Office REIT, Inc., City Office REIT Operating Partnership, L.P. and City Office Real Estate Management, Inc.

10.3	Termination and Mutual Release Agreement, dated February 1, 2016, by and between City Office Real Estate Management Inc. and Second City Capital II Corporation

10.4	Executive Employment Agreement, dated February 1, 2016, by and between City Office Management Ltd. and Anthony Maretic

10.5	Executive Employment Agreement, dated February 1, 2016, by and between City Office Management Ltd. and Gregory Tylee

10.6	Executive Employment Agreement, dated February 1, 2016, by and between City Office Management Ltd. and James Farrar